MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                     SUPPLEMENT DATED JANUARY 7, 2000 TO THE

                        PROSPECTUS DATED OCTOBER 29, 1999

         A new portfolio manager has been assigned to the Insured Portfolio of the Merrill Lynch Municipal Bond Fund, Inc.

         The section "Details About the Fund--Insured Portfolio" on page 16 of the Prospectus is amended by revising the sidebar section "About the Portfolio Manager of the Insured Portfolio" replacing the biographical information therein with respect to the prior portfolio manager, Mr. Jacobs, with the following regarding the new portfolio manager, Mr. DiMella:

         Robert A. DiMella is a Vice President of the Investment Adviser and Vice President and portfolio manager of the Insured Portfolio. Mr. DiMella has been a Vice President of Merrill Lynch Asset Management since 1997 and was an Assistant Vice President from 1995 to 1997. He was an Assistant Portfolio Manager of Merrill Lynch Asset Management from 1993 to 1995.

                     MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                     SUPPLEMENT DATED JANUARY 7, 2000 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 29, 1999

A new portfolio manager has been assigned to the Insured Portfolio of the Merrill Lynch Municipal Bond Fund, Inc.

Page 15 of the Statement of Additional Information, under the heading MANAGEMENT OF THE FUND, is supplemented by adding the following after the description of Donald C. Burke:

     ROBERT A. DIMELLA, CFA (33) - Vice President and Portfolio Manager(1)(2) - Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995.